UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 22, 2006
GOODRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-892	34-0252680

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217

(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01.     Other Events.
     On May 22, 2006, Goodrich Corporation (“Goodrich”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), announcing:
•	An offer to exchange a new series of notes due 2016 for its outstanding 7 1/2% Notes due April 15, 2008, 6.45% Notes due April 15, 2008, and 6.60% Notes due May 15, 2009; and

•	An offer to exchange a new series of notes due 2036 for its outstanding 7.625% Notes due December 15, 2012.
     Both exchange offers will be made in transactions exempt from registration under the Securities Act to holders of outstanding Goodrich notes who have certified certain matters to Goodrich, including their status as “qualified institutional buyers” as defined in Rule 144A under the Securities Act.
     The press release is filed as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Goodrich Corporation Press Release dated May 22, 2006 titled “Goodrich Announces Exchange Offers for 2008, 2009 and 2012 Notes.”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: May 22, 2006	By:	/s/ Sally L. Geib

Sally L. Geib Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated May 22, 2006 titled “Goodrich Announces Exchange Offers for 2008, 2009 and 2012 Notes.”